UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):    August 17, 2007

Altair Nanotechnologies Inc.

 (Exact Name of Registrant as Specified in its Charter)

Canada	1-12497	33-1084375
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

204 Edison Way Reno, NV		89502
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code:
(775) 856-2500

N/A
(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into Material Definitive Agreement.

On August 17, 2007 Altair Nanotechnologies Inc. (“Parent”) and Altairnano Inc. (together with Parent, the “Company”) executed amendments (each an “Amendment”) to the employment agreements (each an “Agreement”) previously entered into with Alan Gotcher, Chief Executive Officer, Edward Dickinson, Chief Financial Officer, and Bruce Sabacky, Chief Technical Officer. The Amendments alter the benefits to be received by each of the officers if their employment is terminated by the Company in connection with a change of control.

As amended by the Amendment, each of Mr. Dickinson’s and Mr. Sabacky’s Agreement provides that if his employment is terminated by the Company during the term of the Agreement without cause fewer than 90 days before or within one year after a change of control, he is entitled to receive a benefit equal to his base salary and health benefits for an 18-month period and a bonus equal to up to sixty percent (60%) of his base salary for the year in which the termination of his service occurs. As amended by the Amendment, Mr. Gotcher’s Agreement provides that if his employment is terminated by the Company during the term of the Agreement without cause fewer than 90 days before or within one year after a change of control, he is entitled to receive a benefit equal to his base salary and health benefits for a 24-month period and a bonus equal to up to eighty percent (80%) of his base salary for the year in which the termination of his service occurs. Under the Amendments, a “change of control” includes (a) any capital reorganization, reclassification of the capital stock of Parent, consolidation or merger of Parent with another corporation in which Parent is not the survivor (other than a transaction effective solely for the purpose of changing the jurisdiction of incorporation of Parent), (b) the sale, transfer or other disposition of all or substantially all of the Company’s assets to another entity, (c) the acquisition by a single person (or two or more persons acting as a group, as a group is defined for purposes of Section 13(d)(3) under the Securities Exchange Act of 1934, as amended) of more than 40% of the outstanding common shares of Parent.

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits:

No.	Description

10.1	Amendment dated August 17, 2007 to Altair Executive Employment Agreement between the Company and Alan Gotcher.

10.2	Amendment dated August 17, 2007 to Altair Executive Employment Agreement between the Company and Edward Dickinson.

10.3	Amendment dated August 17, 2007 to Altair Executive Employment Agreement between the Company and Bruce Sabacky.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altair Nanotechnologies Inc.

Dated: August 17, 2007	By:	/s/ Edward Dickinson
Edward Dickinson
Chief Financial Officer

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